Exhibit 99.2

RenaissanceRe Holdings Ltd.

Financial Supplement

March 31, 2009

Contact:

Investors:
RenaissanceRe Holdings Ltd.
Fred R. Donner, Chief Financial Officer and Executive Vice President 441-295-4513

Media:
Kekst and Company
David Lilly or Dawn Dover
212-521-4800

RenaissanceRe Holdings Ltd.

Contents

		Page(s)
Basis of Presentation		i

Financial Highlights		1

Income Statements
a.	Summary Consolidated Statements of Operations	2
b.	Consolidated Segment Underwriting Results	3
c.	Reinsurance Segment - Catastrophe and Specialty Underwriting Results	4
d.	Reinsurance Segment - Gross Premiums Written	5
e.	Individual Risk Segment - Gross Premiums Written	6
f.	DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations	7

Balance Sheets
a.	Summary Consolidated Balance Sheets	8

Investments
a.	Composition of Investment Portfolio	9
b.	Summary of Other Investments	10
c.	Investment Result	11

Loss Reserve Analysis
a.	Reserves for Claims and Claim Expenses	12
b.	Paid to Incurred Analysis	13

Other Items
a.	Equity in Earnings of Other Ventures	14
b.	Ratings	15

Comments on Regulation G		16-17

RenaissanceRe Holdings Ltd.

Basis of Presentation

This financial supplement includes certain non-GAAP financial measures including “operating income”, “operating income per common share - diluted”, “operating return on average common equity - annualized”, “managed catastrophe premium”, “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 16 and 17 for Comments on Regulation G.

RenaissanceRe Holdings Ltd. is a global provider of reinsurance and insurance. The Company’s business consists of two segments: (1) Reinsurance, which includes catastrophe reinsurance, specialty reinsurance and certain joint ventures and other investments managed by the Company’s subsidiary RenaissanceRe Ventures Ltd., and (2) Individual Risk, which includes primary insurance and quota share reinsurance.

Cautionary Statement under “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this release contain information about the Company’s future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2008 and its quarterly reports on Form 10-Q .

All information contained herein is unaudited, except for the financial data relating to the balance sheet for the year ended December 31, 2008. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe Holdings Ltd. with the Securities and Exchange Commission, including the Annual Report on Form 10-K for 2008 and its quarterly reports on Form 10-Q . Please refer to the Company’s website at www.renre.com for further information about RenaissanceRe Holdings Ltd.

i

RenaissanceRe Holdings Ltd.

Financial Highlights

	Three months ended March 31,
	2009	2008
Highlights
Gross premiums written	$598,301	$527,038
Net premiums written	446,836	403,116
Net premiums earned	301,748	308,914
Net claims and claim expenses incurred	86,197	82,156
Underwriting income	131,190	150,217
Net investment income	42,126	52,503
Net income available to RenaissanceRe common shareholders	97,284	137,165

Net realized gains (losses) on investments	3,104	(10,670)

Operating income available to RenaissanceRe common shareholders (1)	94,180	147,835

Total assets	$8,059,909	$8,169,942
Total shareholders’ equity	$3,121,403	$3,385,952

Per share data
Net income available to RenaissanceRe common shareholders per common share - diluted	$1.57	$2.05
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$1.52	$2.21
Dividends per common share	$0.24	$0.23

Book value per common share	$39.65	$42.14
Adjustment for goodwill and other intangibles (1)	(1.93)	(0.09)

Tangible book value per common share (1)	37.72	42.05
Accumulated dividends per common share	8.16	7.23

Tangible book value per common share plus accumulated dividends (1)	$45.88	$49.28

Financial ratios
Net claims and claim expense ratio - current accident year	26.2%	41.2%
Net claims and claim expense ratio - prior accident years	2.4%	(14.6%)

Net claims and claim expense ratio - calendar year	28.6%	26.6%
Underwriting expense ratio	27.9%	24.8%

Combined ratio	56.5%	51.4%

Operating return on average common equity - annualized (1)	15.5%	21.3%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

1

RenaissanceRe Holdings Ltd.

Summary Consolidated Statements of Operations - Quarter to Date

	Three months ended
	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
Revenues
Gross premiums written	$598,301	$161,609	$239,806	$807,575	$527,038

Net premiums written	$446,836	$142,074	$194,408	$614,022	$403,116
(Increase) decrease in unearned premiums	(145,088)	179,921	184,934	(237,449)	(94,202)

Net premiums earned	301,748	321,995	379,342	376,573	308,914
Net investment income (loss)	42,126	(82,724)	15,767	38,685	52,503
Net foreign exchange (losses) gains	(10,155)	(5,553)	3,448	(231)	4,936
Equity in earnings of other ventures	1,736	148	2,333	4,872	6,250
Other (loss) income	(14,795)	6	2,258	(24)	8,012
Net realized gains (losses) on investments	3,104	(83,873)	(87,610)	(24,161)	(10,670)

Total revenues	323,764	149,999	315,538	395,714	369,945

Expenses
Net claims and claim expenses incurred	86,197	28,769	535,347	114,217	82,156
Acquisition expenses	44,604	59,281	54,231	53,613	46,428
Operational expenses	39,757	28,262	30,296	33,494	30,113
Corporate expenses	6,588	6,705	3,116	7,111	8,703
Interest expense	4,136	6,513	5,379	5,937	6,804

Total expenses	181,282	129,530	628,369	214,372	174,204

Income (loss) before taxes	142,482	20,469	(312,831)	181,342	195,741
Income tax benefit (expense)	852	368	455	6,295	(7,686)

Net income (loss)	143,334	20,837	(312,376)	187,637	188,055
Net (income) loss attributable to redeemable noncontrolling interest - DaVinciRe	(35,475)	(65,454)	91,977	(41,341)	(40,315)

Net income (loss) attributable to RenaissanceRe	107,859	(44,617)	(220,399)	146,296	147,740
Dividends on preference shares	(10,575)	(10,575)	(10,575)	(10,575)	(10,575)

Net income (loss) available (attributable) to RenaissanceRe common shareholders	$97,284	$(55,192)	$(230,974)	$135,721	$137,165

Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$1.52	$0.47	$(2.35)	$2.50	$2.21
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$1.57	$(0.91)	$(3.79)	$2.16	$2.09
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$1.57	$(0.91)	$(3.79)	$2.13	$2.05

Net claims and claim expense ratio	28.6%	8.9%	141.1%	30.3%	26.6%
Underwriting expense ratio	27.9%	27.2%	22.3%	23.2%	24.8%

Combined ratio	56.5%	36.1%	163.4%	53.5%	51.4%

Operating return on average common equity - annualized (1)	15.5%	4.8%	(22.4%)	23.4%	21.3%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

2

RenaissanceRe Holdings Ltd.

Consolidated Segment Underwriting Results - Quarter to Date

	Three months ended March 31, 2009
	Reinsurance	Individual Risk	Eliminations (1)	Total

Gross premiums written	$532,916	$65,149	$236	$598,301

Net premiums written	$414,787	$32,049		$446,836

Net premiums earned	$225,971	$75,777		$301,748
Net claims and claim expenses incurred	16,571	69,626		86,197
Acquisition expenses	19,021	25,583		44,604
Operational expenses	29,115	10,642		39,757

Underwriting income (loss)	$161,264	$(30,074)		$131,190

Net claims and claim expenses incurred - current accident year	$41,306	$37,629		$78,935
Net claims and claim expenses incurred - prior accident years	(24,735)	31,997		7,262

Net claims and claim expenses incurred - total	$16,571	$69,626		$86,197

Net claims and claim expense ratio - current accident year	18.3%	49.7%		26.2%
Net claims and claim expense ratio - prior accident years	(11.0%)	42.2%		2.4%

Net claims and claim expense ratio - calendar year	7.3%	91.9%		28.6%
Underwriting expense ratio	21.3%	47.8%		27.9%

Combined ratio	28.6%	139.7%		56.5%

	Three months ended March 31, 2008
	Reinsurance	Individual Risk	Eliminations (1)	Total

Gross premiums written	$443,728	$80,821	$2,489	$527,038

Net premiums written	$342,920	$60,196		$403,116

Net premiums earned	$232,227	$76,687		$308,914
Net claims and claim expenses incurred	47,069	35,087		82,156
Acquisition expenses	18,515	27,913		46,428
Operational expenses	21,139	8,974		30,113

Underwriting income	$145,504	$4,713		$150,217

Net claims and claim expenses incurred - current accident year	$70,576	$56,665		$127,241
Net claims and claim expenses incurred - prior accident years	(23,507)	(21,578)		(45,085)

Net claims and claim expenses incurred - total	$47,069	$35,087		$82,156

Net claims and claim expense ratio - current accident year	30.4%	73.9%		41.2%
Net claims and claim expense ratio - prior accident years	(10.1%)	(28.1%)		(14.6%)

Net claims and claim expense ratio - calendar year	20.3%	45.8%		26.6%
Underwriting expense ratio	17.0%	48.1%		24.8%

Combined ratio	37.3%	93.9%		51.4%

(1)	Represents gross premiums ceded from the Individual Risk segment to the Reinsurance segment.

3

RenaissanceRe Holdings Ltd.

Reinsurance Segment - Catastrophe and Specialty Underwriting Results

	Three months ended March 31, 2009			Three months ended March 31, 2008
	Catastrophe	Specialty	Total	Catastrophe	Specialty	Total

Gross premiums written	$461,416	$71,500	$532,916	$364,146	$79,582	$443,728

Net premiums written	$347,443	$67,344	$414,787	$263,338	$79,582	$342,920

Net premiums earned	$185,125	$40,846	$225,971	$173,349	$58,878	$232,227
Net claims and claim expenses incurred	7,491	9,080	16,571	30,489	16,580	47,069
Acquisition expenses	10,423	8,598	19,021	3,639	14,876	18,515
Operational expenses	22,601	6,514	29,115	16,385	4,754	21,139

Underwriting income	$144,610	$16,654	$161,264	$122,836	$22,668	$145,504

Net claims and claim expenses incurred - current accident year	$19,807	$21,499	$41,306	$30,189	$40,387	$70,576
Net claims and claim expenses incurred - prior accident years	(12,316)	(12,419)	(24,735)	300	(23,807)	(23,507)

Net claims and claim expenses incurred - total	$7,491	$9,080	$16,571	$30,489	$16,580	$47,069

Net claims and claim expense ratio - current accident year	10.7%	52.6%	18.3%	17.4%	68.6%	30.4%
Net claims and claim expense ratio - prior accident years	(6.7%)	(30.4%)	(11.0%)	0.2%	(40.4%)	(10.1%)

Net claims and claim expense ratio - calendar year	4.0%	22.2%	7.3%	17.6%	28.2%	20.3%
Underwriting expense ratio	17.9%	37.0%	21.3%	11.5%	33.3%	17.0%

Combined ratio	21.9%	59.2%	28.6%	29.1%	61.5%	37.3%

4

RenaissanceRe Holdings Ltd.

Reinsurance Segment - Gross Premiums Written

	Three months ended
	Mar. 31, 2009	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008	Mar. 31, 2008
Renaissance catastrophe premiums	$289,630	$19,487	$97,839	$291,317	$224,968
Renaissance specialty premiums	68,973	26,875	28,408	22,955	75,463

Total Renaissance premiums	358,603	46,362	126,247	314,272	300,431

DaVinci catastrophe premiums	171,786	5,070	43,413	173,349	139,178
DaVinci specialty premiums	2,527	1,975	(197)	172	4,119

Total DaVinci premiums	174,313	7,045	43,216	173,521	143,297

Total Reinsurance premiums	$532,916	$53,407	$169,463	$487,793	$443,728

Total specialty premiums (1)	$71,500	$28,850	$28,211	$23,127	$79,582

Total catastrophe premiums	$461,416	$24,557	$141,252	$464,666	$364,146
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	23,792	—	(293)	24,042	31,621
Catastrophe premiums assumed from the Individual Risk segment	236	244	(13,342)	4,937	2,489

Total managed catastrophe premiums (3)	$485,444	$24,801	$127,617	$493,645	$398,256

(1)	Total specialty premiums written includes $nil, $nil, $nil, $nil and $nil of premiums assumed from the Individual Risk segment for the three months ended March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008 and March 31, 2008, respectively.

(2)	Top Layer Re is accounted for under the equity method of accounting.

(3)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

5

RenaissanceRe Holdings Ltd.

Individual Risk Segment - Gross Premiums Written

	Three months ended
	Mar. 31, 2009	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008	March 31, 2008
By Line of Business
Commercial multi-line	$24,642	$27,131	$29,773	$31,699	$31,384
Personal lines property	16,234	10,543	17,168	19,239	13,212
Commercial property	16,121	18,055	24,863	60,830	30,853
Multi-peril crop	8,152	52,229	11,881	203,077	5,372

Total Individual Risk premiums	$65,149	$107,958	$83,685	$314,845	$80,821

6

DaVinciRe Holdings Ltd. and Subsidiary

Consolidated Statements of Operations

	Three months ended
	Mar. 31, 2009	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008	Mar. 31, 2008
Revenues
Gross premiums written	$174,313	$7,045	$43,216	$173,521	$143,297

Net premiums written	$149,125	$5,071	$38,485	$163,390	$134,251
(Increase) decrease in unearned premiums	(69,479)	71,459	61,787	(85,705)	(56,378)

Net premiums earned	79,646	76,530	100,272	77,685	77,873
Net investment income (loss)	8,862	(211)	12,149	15,183	15,964
Net foreign exchange (losses) gains	(3,332)	(717)	124	(559)	1,763
Other income (loss)	90	(1,370)	(114)	(1,258)	(217)
Net realized gains (losses) on investments	1,236	(9,195)	(20,330)	(3,765)	(3,221)

Total revenues	86,502	65,037	92,101	87,286	92,162

Expenses
Net claims and claim expenses incurred (recovered)	1,792	(35,507)	202,378	3,001	12,421
Acquisition expenses	15,760	9,377	2,706	20,929	17,094
Operational and corporate expenses	10,427	3,943	4,325	8,060	7,811
Interest expense	1,145	2,495	1,754	1,782	2,647

Total expenses	29,124	(19,692)	211,163	33,772	39,973

Net income (loss)	57,378	84,729	(119,062)	53,514	52,189
Net (income) loss attributable to redeemable noncontrolling interest	(117)	(175)	235	(111)	(111)

Net income (loss) available (attributable) to DaVinciRe common shareholders	$57,261	$84,554	$(118,827)	$53,403	$52,078

Net claims and claim expenses incurred - current accident year	$7,675	$1,764	$213,116	$10,171	$12,314
Net claims and claim expenses incurred - prior accident years	(5,883)	(37,271)	(10,738)	(7,170)	107

Net claims and claim expenses incurred - total	$1,792	$(35,507)	$202,378	$3,001	$12,421

Net claims and claim expense ratio - current accident year	9.6%	2.3%	212.5%	13.1%	15.8%
Net claims and claim expense ratio - prior accident years	(7.4%)	(48.7%)	(10.7%)	(9.2%)	0.2%

Net claims and claim expense ratio - calendar year	2.2%	(46.4%)	201.8%	3.9%	16.0%
Underwriting expense ratio	32.9%	17.4%	7.0%	37.3%	31.9%

Combined ratio	35.1%	(29.0%)	208.8%	41.2%	47.9%

7

RenaissanceRe Holdings Ltd.

Summary Consolidated Balance Sheets

	March 31, 2009	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008	March 31, 2008
Assets
Fixed maturity investments available for sale, at fair value	$3,164,848	$2,996,885	$3,645,294	$3,775,345	$3,816,518
Short term investments, at fair value	2,136,336	2,172,343	1,438,201	1,400,884	1,565,589
Other investments, at fair value	733,023	773,475	902,328	927,247	858,621
Investments in other ventures, under equity method	88,159	99,879	117,789	104,438	99,466

Total investments	6,122,366	6,042,582	6,103,612	6,207,914	6,340,194
Cash and cash equivalents	249,340	274,692	427,176	262,951	335,409
Premiums receivable	593,199	565,630	728,046	965,955	499,384
Ceded reinsurance balances	149,309	88,019	155,487	206,888	122,631
Losses recoverable	201,215	299,534	300,076	191,789	151,555
Accrued investment income	23,927	26,614	35,134	32,976	36,337
Deferred acquisition costs	97,710	81,904	114,038	134,319	106,310
Receivable for investments sold	308,483	236,485	368,313	209,320	349,835
Other secured assets	76,331	76,424	107,252	107,025	107,784
Other assets	165,492	217,986	178,163	156,970	114,957
Goodwill and other intangibles	72,537	74,181	71,942	74,169	5,546

Total assets	$8,059,909	$7,984,051	$8,589,239	$8,550,276	$8,169,942

Liabilities, Redeemable Noncontrolling Interest and Shareholders’ Equity
Liabilities
Reserve for claims and claim expenses	$1,992,049	$2,160,612	$2,433,420	$2,009,803	$1,986,006
Reserve for unearned premiums	716,613	510,235	757,624	993,959	673,991
Debt	450,000	450,000	450,000	450,000	450,999
Reinsurance balances payable	289,522	315,401	360,829	408,775	263,700
Payable for investments purchased	590,401	378,111	545,100	247,482	387,838
Other secured liabilities	77,420	77,420	106,420	106,420	106,420
Other liabilities	171,738	290,998	195,071	165,905	156,185

Total liabilities	4,287,743	4,182,777	4,848,464	4,382,344	4,025,139

Redeemable noncontrolling interest - DaVinciRe	650,763	768,531	699,534	794,499	758,851

Shareholders’ Equity
Preference shares	650,000	650,000	650,000	650,000	650,000
Common shares	62,324	61,503	61,401	62,862	64,927
Additional paid-in capital	11,373	—	—	—	—
Accumulated other comprehensive income	69,530	75,387	16,544	35,562	65,363
Retained earnings	2,328,176	2,245,853	2,313,296	2,625,009	2,605,662

Total shareholders’ equity	3,121,403	3,032,743	3,041,241	3,373,433	3,385,952

Total liabilities, redeemable noncontrolling interest and shareholders’ equity	$8,059,909	$7,984,051	$8,589,239	$8,550,276	$8,169,942

Book value per common share	$39.65	$38.74	$38.94	$43.32	$42.14

Common shares outstanding	62,324	61,503	61,401	62,862	64,927

8

RenaissanceRe Holdings Ltd.

Composition of Investment Portfolio

	March 31, 2009		Dec. 31, 2008		Sept. 30, 2008		June 30, 2008		Mar. 31, 2008
TYPE OF INVESTMENT
U.S. treasuries	$227,594	3.7%	$467,480	7.8%	$690,264	11.3%	$648,806	10.5%	$881,880	13.9%
Agencies	404,124	6.6%	448,521	7.4%	419,053	6.9%	332,298	5.3%	199,993	3.2%
Non-U.S. government	80,921	1.3%	57,058	0.9%	83,556	1.4%	59,168	1.0%	80,708	1.3%
FDIC guaranteed corporate	516,115	8.4%	207,393	3.4%	—	—	—	—	—	—
Corporate	518,400	8.5%	539,817	9.0%	740,013	12.1%	886,561	14.3%	887,499	14.0%
Agency mortgage-backed securities	990,126	16.2%	756,902	12.5%	708,269	11.6%	630,107	10.2%	539,041	8.5%
Non-agency mortgage-backed securities	62,059	1.0%	98,672	1.6%	220,478	3.6%	257,614	4.1%	232,310	3.7%
Commercial mortgage-backed securities	213,943	3.5%	255,020	4.3%	435,000	7.1%	461,948	7.4%	434,858	6.8%
Asset-backed	151,566	2.5%	166,022	2.7%	348,661	5.7%	498,843	8.0%	560,229	8.8%

Total fixed maturities available for sale, at fair value	3,164,848	51.7%	2,996,885	49.6%	3,645,294	59.7%	3,775,345	60.8%	3,816,518	60.2%
Short term investments, at fair value	2,136,336	34.9%	2,172,343	36.0%	1,438,201	23.6%	1,400,884	22.6%	1,565,589	24.7%
Other investments, at fair value	733,023	12.0%	773,475	12.8%	902,328	14.8%	927,247	14.9%	858,621	13.5%

Total managed investment portfolio	6,034,207	98.6%	5,942,703	98.4%	5,985,823	98.1%	6,103,476	98.3%	6,240,728	98.4%
Investments in other ventures, under equity method	88,159	1.4%	99,879	1.6%	117,789	1.9%	104,438	1.7%	99,466	1.6%

Total investments	$6,122,366	100.0%	$6,042,582	100.0%	$6,103,612	100.0%	$6,207,914	100.0%	$6,340,194	100.0%

CREDIT QUALITY OF FIXED MATURITIES
AAA	$2,625,260	83.0%	$2,524,500	84.2%	$2,928,677	80.3%	$2,963,317	78.5%	$3,046,146	79.8%
AA	210,173	6.6%	147,405	4.9%	377,421	10.4%	438,615	11.6%	397,282	10.4%
A	200,312	6.3%	200,318	6.7%	172,897	4.7%	192,189	5.1%	175,885	4.6%
BBB	65,726	2.1%	66,123	2.2%	93,506	2.6%	96,869	2.6%	118,854	3.1%
Non-investment grade	63,377	2.0%	58,539	2.0%	72,793	2.0%	84,355	2.2%	78,351	2.1%

Total fixed maturities available for sale, at fair value	$3,164,848	100.0%	$2,996,885	100.0%	$3,645,294	100.0%	$3,775,345	100.0%	$3,816,518	100.0%

MATURITY PROFILE OF FIXED MATURITIES
Due in less than one year	$110,388	3.5%	$115,316	3.8%	$223,439	6.1%	$260,972	6.9%	$306,567	8.0%
Due after one through five years	1,363,800	43.1%	1,327,837	44.4%	1,256,700	34.5%	1,271,122	33.7%	1,344,276	35.2%
Due after five through ten years	191,201	6.0%	183,396	6.1%	370,532	10.1%	306,472	8.1%	315,651	8.3%
Due after 10 years	81,765	2.6%	93,720	3.1%	82,215	2.3%	88,267	2.3%	83,586	2.2%
Mortgage-backed securities	1,266,128	40.0%	1,110,594	37.1%	1,363,747	37.4%	1,349,669	35.8%	1,206,209	31.6%
Asset-backed securities	151,566	4.8%	166,022	5.5%	348,661	9.6%	498,843	13.2%	560,229	14.7%

Total fixed maturities available for sale, at fair value	$3,164,848	100.0%	$2,996,885	100.0%	$3,645,294	100.0%	$3,775,345	100.0%	$3,816,518	100.0%

	As of or for the three months ended
	March 31, 2009		Dec. 31, 2008		Sept. 30, 2008		June 30, 2008		March 31, 2008
Average yield to maturity of fixed maturities and short term investments	2.5%		2.8%		5.0%		4.1%		4.0%
Average duration of fixed maturities and short term investments	1.3		1.5		2.2		2.1		1.9
Average credit quality of fixed maturities and short term investments	AA		AA		AA		AA		AA

9

RenaissanceRe Holdings Ltd.

Summary of Other Investments

	Mar. 31, 2009	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008	March 31, 2008
TYPE OF INVESTMENT
Private equity partnerships	$247,559	$258,901	$297,167	$297,877	$308,188
Senior secured bank loan funds	220,202	215,870	272,752	290,801	226,341
Catastrophe bonds	93,798	93,085	83,434	56,774	47,003
Non-U.S. fixed income funds	81,757	81,719	104,196	122,970	121,153
Hedge funds	72,428	105,838	115,345	125,204	125,048
Miscellaneous other investments	17,279	18,062	29,434	33,621	30,888

Total other investments, at fair value	$733,023	$773,475	$902,328	$927,247	$858,621

TYPE OF INVESTMENT
Private equity partnerships	33.7%	33.5%	33.0%	32.1%	35.8%
Senior secured bank loan funds	30.0%	27.9%	30.2%	31.4%	26.4%
Catastrophe bonds	12.8%	12.0%	9.2%	6.1%	5.5%
Non-U.S. fixed income funds	11.2%	10.6%	11.5%	13.3%	14.1%
Hedge funds	9.9%	13.7%	12.8%	13.5%	14.6%
Miscellaneous other investments	2.4%	2.3%	3.3%	3.6%	3.6%

Total other investments, at fair value	100.0%	100.0%	100.0%	100.0%	100.0%

10

RenaissanceRe Holdings Ltd.

Investment Result

	Three months ended
	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
Fixed maturity investments available for sale	$39,127	$53,290	$52,087	$46,308	$49,535
Short term investments	3,071	7,313	9,990	12,054	19,080
Other investments
Hedge funds and private equity investments	(19,741)	(55,364)	(15,080)	(29,395)	(1,940)
Other	21,821	(84,983)	(30,306)	11,863	(14,441)
Cash and cash equivalents	373	1,552	1,956	1,042	2,902

	44,651	(78,192)	18,647	41,872	55,136
Investment expenses	(2,525)	(4,532)	(2,880)	(3,187)	(2,633)

Net investment income (loss)	42,126	(82,724)	15,767	38,685	52,503

Gross realized gains	31,423	40,749	20,007	18,606	20,272
Gross realized losses	(9,297)	(58,371)	(8,809)	(16,194)	(5,560)
Other than temporary impairments	(19,022)	(66,251)	(98,808)	(26,573)	(25,382)

Net realized gains (losses) on investments	3,104	(83,873)	(87,610)	(24,161)	(10,670)

Net change in unrealized holding gains on fixed maturity investments available for sale	(5,407)	62,363	(21,411)	(35,248)	23,729

Total investment result	$39,823	$(104,234)	$(93,254)	$(20,724)	$65,562

11

RenaissanceRe Holdings Ltd.

Reserves for Claims and Claim Expenses

March 31, 2009	Case Reserves	Additional Case Reserves	IBNR	Total
Property catastrophe reinsurance	$273,811	$281,956	$231,970	$787,737
Specialty reinsurance	106,700	145,266	379,921	631,887

Total Reinsurance	380,511	427,222	611,891	1,419,624
Individual Risk	236,905	13,519	322,001	572,425

Total	$617,416	$440,741	$933,892	$1,992,049

December 31, 2008
Property catastrophe reinsurance	$312,944	$297,279	$250,946	$861,169
Specialty reinsurance	113,953	135,345	387,352	636,650

Total Reinsurance	426,897	432,624	638,298	1,497,819
Individual Risk	253,327	14,591	394,875	662,793

Total	$680,224	$447,215	$1,033,173	$2,160,612

September 30, 2008
Property catastrophe reinsurance	$272,682	$529,537	$293,315	$1,095,534
Specialty reinsurance	113,337	152,012	387,899	653,248

Total Reinsurance	386,019	681,549	681,214	1,748,782
Individual Risk	224,912	16,125	443,601	684,638

Total	$610,931	$697,674	$1,124,815	$2,433,420

June 30, 2008
Property catastrophe reinsurance	$207,054	$253,801	$245,737	$706,592
Specialty reinsurance	111,652	141,268	400,024	652,944

Total Reinsurance	318,706	395,069	645,761	1,359,536
Individual Risk	226,020	9,780	414,467	650,267

Total	$544,726	$404,849	$1,060,228	$2,009,803

March 31, 2008
Property catastrophe reinsurance	$248,291	$272,396	$239,705	$760,392
Specialty reinsurance	114,812	81,355	458,964	655,131

Total Reinsurance	363,103	353,751	698,669	1,415,523
Individual Risk	230,699	18,708	321,076	570,483

Total	$593,802	$372,459	$1,019,745	$1,986,006

12

RenaissanceRe Holdings Ltd.

Paid to Incurred Analysis

	Three months ended March 31, 2009			Three months ended March 31, 2008
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses, beginning of period	$2,160,612	$299,534	$1,861,078	$2,028,496	$183,275	$1,845,221

Incurred losses and loss expenses
Current year	89,879	10,944	78,935	135,352	8,111	127,241
Prior years	8,154	892	7,262	(53,324)	(8,239)	(45,085)

Total incurred losses and loss expenses	98,033	11,836	86,197	82,028	(128)	82,156

Paid losses and loss expenses
Current year	5,056	1,377	3,679	6,477	640	5,837
Prior years	261,540	108,778	152,762	118,041	30,952	87,089

Total paid losses and loss expenses	266,596	110,155	156,441	124,518	31,592	92,926

Reserve for losses and loss expenses, end of period	$1,992,049	$201,215	$1,790,834	$1,986,006	$151,555	$1,834,451

13

RenaissanceRe Holdings Ltd.

Equity in Earnings of Other Ventures

	Three months ended
	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
Top Layer Re	$2,146	$2,310	$2,431	$3,023	$3,613
Starbound II	—	—	777	1,063	1,362
Tower Hill and the Tower Hill Companies	(491)	(840)	(832)	879	1,338
Other	81	(1,322)	(43)	(93)	(63)

Total equity in earnings of other ventures	$1,736	$148	$2,333	$4,872	$6,250

14

RenaissanceRe Holdings Ltd.

Ratings

At March 31, 2009	A.M. Best	S&P	Moody’s	Fitch
REINSURANCE SEGMENT (1)
Renaissance Reinsurance	A+	AA-	A2	A
DaVinci	A	A+	—	—
Top Layer Re	A+	AA	—	—
Renaissance Europe	A+	AA-	—	—

INDIVIDUAL RISK SEGMENT (1)
Glencoe	A	—	—	—
Stonington	A	—	—	—
Stonington Lloyds	A	—	—	—
Lantana	A	—	—	—
RENAISSANCERE (2)	a-	A	Baa1	BBB+

(1)	The A.M. Best, S&P, Moody’s and Fitch ratings for the companies in the Reinsurance and Individual Risk segments reflect the insurer’s financial strength rating.

(2)	The A.M. Best, S&P, Moody’s and Fitch ratings for RenaissanceRe represent the credit ratings on its senior unsecured debt.

15

RenaissanceRe Holdings Ltd.

Comments on Regulation G

In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures in this Financial Supplement within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous investor communications and the Company’s management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for the comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company’s overall financial performance.

The Company uses “operating income (loss)” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income (loss)” as used herein differs from “net income (loss) available (attributable) to RenaissanceRe common shareholders”, which the Company believes is the most directly comparable GAAP measures, by the exclusion of net realized gains and losses on investments. The Company’s management believes that “operating income (loss)” is useful to investors because it more accurately measures and predicts the Company’s results of operations by removing the variability arising from fluctuations in the Company’s investment portfolio, which is not considered by management to be relevant indicators of business operations. The Company also uses operating income (loss) to calculate “operating income (loss) per common share - diluted” and “operating return on average common equity - annualized”. The following is a reconciliation of 1) net income (loss) available (attributable) to RenaissanceRe common shareholders to operating income (loss) available (attributable) to RenaissanceRe common shareholders; 2) net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted to operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted; and 3) return on average common equity -annualized to operating return on average common equity, annualized:

	Three months ended
	March 31, 2009	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008	March 31, 2008
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$97,284	$(55,192)	$(230,974)	$135,721	$137,165
Adjustment for net realized (gains) losses on investments	(3,104)	83,873	87,610	24,161	10,670

Operating income (loss) available (attributable) to RenaissanceRe common shareholders	$94,180	$28,681	$(143,364)	$159,882	$147,835

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$1.57	$(0.91)	$(3.79)	$2.13	$2.05
Adjustment for net realized (gains) losses on investments	(0.05)	1.38	1.44	0.37	0.16

Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$1.52	$0.47	$(2.35)	$2.50	$2.21

Return on average common equity - annualized	16.0%	(9.2%)	(36.1%)	19.9%	19.7%
Adjustment for net realized (gains) losses on investments	(0.5%)	14.0%	13.7%	3.5%	1.6%

Operating return on average common equity - annualized	15.5%	4.8%	(22.4%)	23.4%	21.3%

(1)	In accordance with FAS 128, earnings per share calculations use average common shares outstanding—basic, when in a net loss position.

The Company has also included in this Financial Supplement “managed catastrophe premiums”. “Managed catastrophe premiums” is defined as gross catastrophe premiums written by Renaissance Reinsurance and its related joint ventures, excluding catastrophe premiums assumed from the Company’s Individual Risk segment. “Managed catastrophe premiums” differ from total catastrophe premiums, which the Company believes is the most directly comparable GAAP measure, due to the inclusion of catastrophe premiums written on behalf of the Company’s joint venture Top Layer Re, which is accounted for under the equity method of accounting, and the exclusion of catastrophe premiums assumed from the Company’s Individual Risk segment. The Company’s management believes “managed catastrophe premiums” is useful to investors and other interested parties because it provides a measure of total catastrophe reinsurance premiums assumed by the Company through its consolidated subsidiaries and related joint ventures.

16

RenaissanceRe Holdings Ltd.

Comments on Regulation G

The Company has also included in this Financial Supplement “tangible book value per common share plus accumulated dividends”. This is defined as book value per common share excluding goodwill and intangible assets, plus accumulated dividends. “Tangible book value per common share plus accumulated dividends” differs from book value per common share, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of goodwill and intangible assets and the inclusion of accumulated dividends. The following is a reconciliation of book value per common share to tangible book value per common share plus accumulated dividends:

	Three months ended
	March 31, 2009	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008	March 31, 2008
Book value per common share	$39.65	$38.74	$38.94	$43.32	$42.14
Adjustment for goodwill and intangible assets (1)	(1.93)	(2.01)	(1.92)	(1.18)	(0.09)

Tangible book value per common share	37.72	36.73	37.02	42.14	42.05
Adjustment for accumulated dividends	8.16	7.92	7.69	7.46	7.23

Tangible book value per common share plus accumulated dividends	$45.88	$44.65	$44.71	$49.60	$49.28

(1)	At March 31, 2009, December 31, 2008, September 30, 2008, June 30, 3008 and March 31, 2008, goodwill and other intangibles included $48.3 million, $49.8 million, $46.4 million, $nil and $nil, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

17